Exhibit 10.1
Statement

To:  Osler Incorporated
       1864 Portage Avenue
       Winnipeg, Manitoba R3J 0H2, Canada
       Attention: Mr. Greg Chapman

From: James Mcleod
5342 Aspen Way
Delta, BC V4K 3S3

Re:  Far 1-4 Minerals Claims, Esmeralda County, Nevada

Cost of Far 1-4 mineral claims acquisition                                                                                                           $3,500 US

Cost of Far 1-4 mineral claims report                                                                                                                    $3,500

                                          Total                                $7,000

Respectfully submitted,

/s/James W. McLeod

James W. McLeod, P Geo.
April 5, 2007